UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2023

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Senior Notes Offering
Exhibits are filed herewith in connection with the issuance by American Express Company (the “Company”), on July 28, 2023, of $1,200,000,000 aggregate principal amount of 5.389% Fixed-to-Floating Rate Notes due July 28, 2027 (the “2027 Fixed-to-Floating Rate Notes”), $1,500,000,000 aggregate principal amount of 5.282% Fixed-to-Floating Rate Notes due July 27, 2029 (the “2029 Fixed-to-Floating Rate Notes”) and $300,000,000 aggregate principal amount of Floating Rate Notes due July 28, 2027 (the “Floating Rate Notes” and, together with the 2027 Fixed-to-Floating Rate Notes and the 2029 Fixed-to-Floating Rate Notes, the “Senior Notes”) pursuant to a Prospectus Supplement dated July 25, 2023 to the Prospectus dated February 12, 2021, filed as part of the Company’s Registration Statement on Form S-3 (No. 333-253057). The Senior Notes were issued under a senior indenture, dated as of August 1, 2007, between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the first supplemental indenture thereto, dated as of February 12, 2021, and the second supplemental indenture thereto, dated as of May 1, 2023, each between the Company and the Trustee.
Subordinated Notes Offering

Exhibits are filed herewith in connection with the issuance by the Company, on July 28, 2023, of $500,000,000 aggregate principal amount of 5.625% Fixed-to-Floating Rate Subordinated Notes due July 28, 2034 (the “Subordinated Notes”) pursuant to a Prospectus Supplement dated July 25, 2023 to the Prospectus dated February 12, 2021, filed as part of the Company’s Registration Statement on Form S-3 (No. 333-253057). The Subordinated Notes were issued under a subordinated indenture, dated as of August 1, 2007, between the Company and the Trustee, as supplemented by the second supplemental indenture thereto, dated as of May 26, 2022, and the third supplemental indenture thereto, dated as of July 28, 2023 (the “Third Supplemental Indenture”), each between the Company and the Trustee.

The preceding is a summary of the terms of the Third Supplemental Indenture and the Subordinated Notes, and is qualified in its entirety by reference to the Third Supplemental Indenture attached hereto as Exhibit 4.1 and the Form of Subordinated Notes attached hereto as Exhibit 4.2, and each is incorporated herein by reference as though it were fully set forth herein.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits:
The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

Exhibit	Description
4.1	Third Supplemental Indenture, dated as of July 28, 2023, to the Subordinated Indenture, dated as of August 1, 2007, between the Company and the Trustee
4.2	Form of Global Note for the Subordinated Notes (included in Exhibit 4.1)
5	Opinion and Consent of David S. Carroll, Esq.
23	Consent of Counsel (included in Exhibit 5)
104	The cover page of this Current Report on Form 8-K, formatted as inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Kristina V. Fink
Name: Kristina V. Fink
Title: Corporate Secretary

Date: July 28, 2023